INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES

(5) INCOME TAXES

For all periods prior to March 31, 2015, we calculated the provision for income taxes during interim reporting periods by applying an estimate of the annual effective tax rate for the full fiscal year to “ordinary” income or loss (pretax income or loss excluding unusual or infrequently occurring discrete items) for the reporting period. Beginning in the quarter ended June 30, 2015, we use a discrete effective tax rate method to calculate taxes for interim periods. We determined that due to the level of volatility and unpredictability of earnings in our industry, both overall and by jurisdiction, use of the discrete method would continue to be proper for the period ended June 30, 2018.

Income tax expense for the quarter ended June 30, 2018, reflects tax liabilities in various jurisdictions that are either based on revenue (deemed profit regimes) or pre-tax profits.

The company’s balance sheet at June 30, 2018, reflects the following in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 740, Income Taxes:

(In thousands)	June 30, 2018
Tax liabilities for uncertain tax positions	$19,626
Income tax payable	$8,995
Income tax receivable	$7,814

The tax liabilities for uncertain tax positions are primarily attributable to permanent establishment issues related to a foreign joint venture. Penalties and interest related to income tax liabilities are included in income tax expense. Income tax payable is included in other current liabilities.

Unrecognized tax benefits, which would lower the effective tax rate if realized at June 30, 2018, are as follows:

(In thousands)	June 30, 2018
Unrecognized tax benefit related to state tax issues	$12,425
Interest receivable on unrecognized tax benefit related to state tax issues	$58

As of December 31, 2017, the company’s balance sheet reflected approximately $43.2 million of net deferred tax assets with a valuation allowance of $43.2 million. For the quarter ended June 30, 2018, the company has net deferred tax assets of approximately $47.7 million prior to a valuation allowance analysis.

Management assesses all available positive and negative evidence to estimate the company’s ability to generate sufficient future taxable income of the appropriate character, and in the appropriate taxing jurisdictions, to permit use of existing deferred tax assets. A significant piece of objective negative evidence is a cumulative loss incurred over a three-year period in a taxing jurisdiction. Prevailing accounting practice is that such objective evidence would limit the ability to consider other subjective evidence, such as projections for future growth.

On the basis of this evaluation, a valuation allowance of $47.7 million has been recorded against net deferred tax assets which are more likely than not to be unrealized. The amount of deferred tax assets considered realizable could be adjusted if future estimates of U.S. taxable income change, or if objective negative evidence in the form of cumulative losses is no longer present and subjective evidence, such as financial projections for future growth and tax planning strategies, are given additional weight.

With limited exceptions, the company is no longer subject to tax audits by U.S. federal, state, local or foreign taxing authorities for years prior to 2014. The company has ongoing examinations by various foreign tax authorities and does not believe that the results of these examinations will have a material adverse effect on the company’s financial position, results of operations, or cash flows.

On December 22, 2017, the Tax Cuts and Jobs Act (“Tax Act”) was enacted. As of June 30, 2018, the company has not completed its accounting for the tax effects of enactment of the Tax Act. The Securities and Exchange Commission issued Staff Accounting Bulletin No. 118, or SAB 118, to address the accounting and reporting of the Tax Act. SAB 118 allows companies to take a reasonable period, which should not extend beyond one year from enactment of the Tax Act, to measure and recognize the effects of the new tax law. For various reasons discussed further below, we have not yet completed the accounting for the income tax effects of certain elements of the Tax Act. However, we were able to make reasonable estimates of certain effects and, therefore, recorded provisional adjustments as discussed below:

Reduction of US federal corporate tax rate: The Tax Act reduces the corporate tax rate to 21 percent effective January 1, 2018. Therefore, the company made a reasonable estimate of the effects on existing deferred tax balances as of December 31, 2017. While we were able to make a reasonable estimate of the impact of the reduction in corporate rate, it may be affected by other analyses related to the Tax Act, including, but not limited to, our calculation of the one-time transition tax. During the six month period ended June 30, 2018, we recognized no adjustments to the provisional amounts recorded at December 31, 2017.

One Time Transition Tax: The deemed repatriation transition tax is a tax on previously untaxed accumulated and current earnings and profits (E&P) of certain of our foreign subsidiaries. To determine the amount of the transition tax, we must determine, in addition to other factors, the amount of post-1986 E&P of the relevant subsidiaries. We were able to make a reasonable estimate of the one-time transition tax and recognized a provisional deemed dividend inclusion at December 31, 2017. During the six month period ended June 30, 2018, we recognized no adjustments to the provisional amounts recorded at December 31, 2017.

Global Intangible Low-taxed Income (“GILTI”): The company continues to evaluate the impacts of the newly enacted GILTI provisions which subject the company’s foreign earnings to a minimum level of tax. Because of the complexities of the new legislation, the company has not elected an accounting policy for GILTI at this time. Recent FASB guidance indicates that accounting for GILTI either as part of deferred taxes or as a period cost are both acceptable methods. Once further information is gathered and interpretation and analysis of the tax legislation evolves, the company will make an appropriate accounting method election. For the six month period ended June 30, 2018, we were able to make a reasonable estimate of GILTI and do not expect that it will have a material impact on our 2018 financial statements.

Base Erosion Anti-abuse Tax (“BEAT”): The BEAT provisions in the Tax Act eliminate the deduction of certain base-erosion payments made to related foreign corporations beginning in 2018. For the six month period ended June 30, 2018, we are in the process of analyzing the impact of BEAT and have provisionally concluded that we are below the required thresholds defined in the Tax Act. Therefore, we do not expect BEAT to have a material impact on our 2018 financial statements.

Foreign-Derived Intangible Income (“FDII”): The FDII provisions in the Tax Act provide tax incentives to US companies to earn income from the sale, lease or license of goods and services abroad in the form of a deduction for foreign-derived intangible income. For the six month period ended June 30, 2018, we are in the process of analyzing the impact of FDII and have provisionally concluded FDII will be inapplicable in 2018 due to our net operating loss position. Therefore, we do not expect FDII to have a material impact on our 2018 financial statements.

Executive Compensation: The Tax Act expanded the number of individuals whose compensation is subject to a $1.0 million cap on deductibility under Section 162(m) and repealed the exclusion for performance-based compensation. For the six month period ended June 30, 2018, we were able to make a reasonable estimate of the impact of the executive compensation changes and do not expect those changes to have a material impact on our 2018 financial statements.

Interest Expense Limitation: The Tax Act limits the deduction for net interest expense that exceeds 30% of the adjusted taxable income for the year under IRC Section 163(j). For the six month period ended June 30, 2018, we were able to make a reasonable estimate of the interest expense limitation and have included the resulting limitation of approximately $7.5 million before consideration of the valuation allowance in the financial statements. We recorded this adjustment as of June 30, 2018; however, because of the offsetting adjustment to our valuation allowance we estimate no impact to 2018 net income as a result of this provision.

(6) INCOME TAXES

We recognize deferred tax assets to the extent that we believe that these assets are more likely than not to be realized. In making such a determination, we consider all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. If we determine that we would be able to realize our deferred tax assets in the future in excess of their net recorded amount, we would make an adjustment to the deferred tax asset valuation allowance, which would reduce the provision for income taxes.

We record uncertain tax positions in accordance with ASC 740 on the basis of a two-step process in which (1) we determine whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, we recognize the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority.

Earnings before income taxes derived from United States and non-U.S. operations are as follows:

	Successor	Predecessor
(In thousands)	Period from August 1, 2017 through December 31, 2017	Period from April 1, 2017 through July 31, 2017	Year Ended March 31, 2017
Non-U.S.	$(5,137)	(1,603,788)	(498,931)
United States	(31,550)	(44,355)	(144,683)

	$(36,687)	(1,648,143)	(643,614)

Income tax expense (benefit) consists of the following:

	U.S.
(In thousands)	Federal	State	International	Total
Year Ended March 31, 2017 (Predecessor)
Current	$(842)	17	9,422	8,597
Deferred	(2,200)	—	—	(2,200)

	$(3,042)	17	9,422	6,397

Period from April 1, 2017 through July 31, 2017 (Predecessor)
Current	$(822)	3	5,128	4,309
Deferred	(5,543)	—	—	(5,543)

	$(6,365)	3	5,128	(1,234)

Period from August 1, 2017 through December 31, 2017 (Successor)
Current	$11	—	2,028	2,039
Deferred	—	—	—	—

	$11	—	2,028	2,039

The actual income tax expense above differs from the amounts computed by applying the U.S. federal statutory tax rate of 35% to pre-tax earnings as a result of the following:

	Successor	Predecessor
(In thousands)	Period from August 1, 2017 through December 31, 2017	Period from April 1, 2017 through July 31, 2017	Year Ended March 31, 2017
Computed “expected” tax expense	$(12,840)	(576,850)	(225,265)
Increase (reduction) resulting from:
Foreign income taxed at different rates	1,767	448,805	232,904
Uncertain tax positions	(3,219)	4,674	3,007
Chapter 11 reorganization	—	50,428	—
Nondeductible transaction costs	—	2,628
Transition tax	15,120	—	5,587
Valuation allowance—deferred tax assets	(28,387)	69,278	(2,377)
Amortization of deferrals associated with intercompany sales to foreign tax jurisdictions	11	(822)	(3,860)
Foreign taxes	845	(1,342)	(928)
State taxes	—	3	11
Other, net	1,481	1,964	—
Remeasurement of deferred taxes	27,261	—	(2,682)

	$2,039	(1,234)	6,397

ASU 2016-06 removes the prohibition in ASC 740 against the immediate recognition of the current and deferred income tax effects of intra-entity transfers of assets other than inventory. This accounting standard became effective for periods beginning on or after January 1, 2018. Income taxes resulting from intercompany vessel sales, as well as the tax effect of any reversing temporary differences resulting from the sales, were deferred and amortized on a straight-line basis over the remaining useful lives of the vessels as of March 31, 2017. Due to the company’s Chapter 11 reorganization, the remaining unamortized balances associated with previous vessel transfers were reduced to zero as of December 31, 2017. In addition, any remaining U.S. vessels were pledged as collateral in accordance with the company’s revised debt agreements. Therefore, the company does not intend to execute intercompany vessel transfers in the near future and does not anticipate that the adoption of ASU 2016-06 will have a material impact on the financial statements.

The effective tax rate applicable to pre-tax earnings is as follows:

	Successor	Predecessor
	Period from August 1, 2017 through December 31, 2017	Period from April 1, 2017 through July 31, 2017	Year Ended March 31, 2017
Effective tax rate applicable to pre-tax earnings	(5.50%)	0.10%	(0.99%)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	Successor	Predecessor
(In thousands)	December 31, 2017	March 31, 2017
Deferred tax assets:
Accrued employee benefit plan costs	$5,838	18,241
Stock based compensation	230	2,940
Net operating loss and tax credit carryforwards	3,941	14,693
Restructuring fees not currently deductible for tax purposes	3,982	—
Depreciation and amortization	29,160	—
Other	3,070	5,587

Gross deferred tax assets	46,221	41,461
Less valuation allowance	(43,218)	(2,327)

Net deferred tax assets	3,003	39,134

Deferred tax liabilities:
Basis difference in partnership	(716)	(17,322)
Depreciation and amortization	—	(27,355)
Section 1245 recapture	(2,131)
Other	(156)	—

Gross deferred tax liabilities	(3,003)	(44,677)

Net deferred tax assets (liabilities)	$—	(5,543)

In July 2017 the company reorganized under Chapter 11 of the U.S. bankruptcy code, in a transaction treated as a tax free reorganization under IRC Sec. 368(a)(1)(G). Approximately $853 million of cancellation of indebtedness (COD) income was realized for tax purposes. Under exceptions applying to COD income resulting from a bankruptcy reorganization, the company was not required to recognize this COD income currently as taxable income. Instead, the company’s tax attribute carryforwards, including net operating losses, tax basis of vessels and other depreciable assets, and the stock of foreign corporate subsidiaries was reduced under the operative tax statute and applicable regulations, affecting the balance of deferred taxes where appropriate. The total amount of reduction of tax attributes under these rules was approximately $806 million, of which $518 million impacted net operating losses and depreciable assets. Approximately $288 million of attribute reduction reduced the tax basis of stock of foreign subsidiaries, which did not give rise to deferred taxes (as more fully discussed below). The remaining $47 million of excess COD income is attributed under the applicable tax regulations to domestic subsidiaries with insufficient tax attributes to absorb the required reduction; this can result in the recognition of future tax gain. Approximately $37 million of this was attributable to a subsidiary with no current built in gain, and therefore no deferred taxes were recognized on this portion of the excess COD income. Deferred taxes were recognized on the remaining $10 million of excess COD income. The actual reduction in tax attributes does not occur until the first day of the company’s tax year subsequent to the date of emergence, or January 1, 2018.

As of December 31, 2017 and March 31, 2017 the company had federal net operating loss (“NOL”) carryforwards of $215.6 million and $47.6 million, respectively. The NOL as of December 31, 2017 will be reduced by approximately $201.1 million as of January 1, 2018 in association with the company’s Chapter 11 reorganization as discussed above. The company also had foreign tax credits in the amount of $2.3 million and $2.3 million as of December 31, 2017 and March 31, 2017, respectively. The company expects its foreign tax credits will expire from 2026 to 2027.

IRC Sections 382 and 383 provide an annual limitation with respect to the ability of a corporation to utilize its tax attributes, as well as certain built-in-losses, against future U.S. taxable income in the event of a change in ownership. The company’s emergence from Chapter 11 bankruptcy proceedings is considered a change in ownership for purposes of IRC Section 382. The limitation under the IRC is based on the value of the company as of the emergence date. The ownership changes and resulting annual limitation will result in no expiration of net operating losses and other tax attributes generated prior to the emergence date.

Management assesses the available positive and negative evidence to estimate whether sufficient future U.S. taxable income will be generated to permit the use of the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss for financial reporting purposes of domestic corporations that was incurred over the three-year period ended December 31, 2017. Such objective evidence limits the ability to consider other subjective evidence, such as our projections for future growth and tax planning strategies.

On the basis of this evaluation, a valuation allowance of $2.3 million as of March 31, 2017 was recorded against the company’s deferred tax asset associated with foreign tax credits as they are more likely than not to be unrealized. For the nine month period ended December 31, 2017, a valuation allowance of $43.2 million was recorded against the company’s net deferred tax asset. The increase in the valuation allowance was attributable to the net operating losses generated in the current period combined with the impact of the company’s Chapter 11 reorganization which resulted in the company’s net deferred tax asset position as of December 31, 2017. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future U.S. taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as the company’s projections for growth and/or tax planning strategies.

The company has not recognized a U.S. deferred tax liability associated with temporary differences related to investments in foreign subsidiaries. The differences relate primarily to stock basis differences attributable to factors other than earnings, given that any untaxed cumulative earnings were subject to taxation in the U.S. in 2017 in accordance with the Tax Cuts and Jobs Act, and that post-2017 earnings of these subsidiaries will either be taxed currently for U.S. purposes or will be permanently exempt from U.S. taxation. For the nine month period ended December 31, 2017, there is an unrecognized deferred tax liability for temporary differences related to investments in foreign subsidiaries estimated to be approximately $4 million. While an assessment of the impact of the 2017 Tax Cuts and Jobs Act is still in progress, provisionally the company maintains that its investment in foreign subsidiaries and associated reinvestment of their cumulative earnings is permanent in duration.

The company has the following foreign tax credit carry-forwards that expire in 2022:

Successor
(In thousands)	December 31, 2017
Foreign tax credit carry-forwards	$2,327

The company’s balance sheet reflects the following in accordance with ASC 740, Income Taxes:

	Successor	Predecessor
(In thousands)	December 31, 2017	March 31, 2017
Tax liabilities for uncertain tax positions	$18,279	11,751
Income tax payable	4,050	13,936

Included in the liability balances for uncertain tax positions above are $9.8 million of penalties and interest. The tax liabilities for uncertain tax positions are primarily attributable to a permanent establishment issue related to a foreign joint venture. Penalties and interest related to income tax liabilities are included in income tax expense. Income tax payable is included in other current liabilities.

Unrecognized tax benefits, which are not included in the liability for uncertain tax positions above as they have not been recognized in previous tax filings, and which would lower the effective tax rate if realized are as follows:

Successor
(In thousands)	December 31, 2017
Unrecognized tax benefit related to state tax issues	$12,425
Interest receivable on unrecognized tax benefit related to state tax issues	54

A reconciliation of the beginning and ending amount of all unrecognized tax benefits, including the unrecognized tax benefit related to state tax issues and the liability for uncertain tax positions (but excluding related penalties and interest) are as follows:

(In thousands)
Balance at April 1, 2016 (Predecessor)	$17,648
Additions based on tax positions related to the current year	4,853
Settlement and lapse of statute of limitations	(1,108)

Balance at March 31, 2017 (Predecessor)	$21,393

Balance at April 1, 2017 (Predecessor)	$21,393
Additions based on tax positions related to the current year	2,050
Settlement and lapse of statute of limitations	—

Balance at July 31, 2017 (Predecessor)	$23,443

Balance at August 1, 2017 (Successor)	$23,443
Additions based on tax positions related to the current year	170
Additions based on tax positions related to a prior year	2,578
Settlement and lapse of statute of limitations	(1,045)
Reductions based on tax positions related to a prior year	(2,864)

Balance at December 31, 2017 (Successor)	$22,282

With limited exceptions, the company is no longer subject to tax audits by United States (U.S.) federal, state, local or foreign taxing authorities for fiscal years prior to March 2014. The company has ongoing examinations by various state and foreign tax authorities and does not believe that the results of these examinations will have a material adverse effect on the company’s financial position or results of operations.

On December 22, 2017, the Tax Cuts and Jobs Act (“Tax Act”) was enacted. The Tax Act significantly revises the U.S. corporate income tax by, among other things, lowering corporate income tax rates, implementing the territorial tax system and imposing a repatriation tax on deemed repatriated earnings of foreign subsidiaries. As of December 31, 2017, the company has not completed its accounting for the tax effects of enactment of the Tax Legislation.

The Securities and Exchange Commission issued Staff Accounting Bulletin No. 118, or SAB 118, to address the accounting and reporting of the Tax Act. SAB 118 allows companies to take a reasonable period, which should not extend beyond one year from enactment of the Tax Act, to measure and recognize the effects of the new tax law. In accordance with SAB 118, the company must reflect the income tax effects of those aspects of the Act for which the accounting under ASC 740 is complete. To the extent that the company’s accounting for certain income tax effects of the Tax Act is incomplete but is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If the company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply ASC 740 on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the Tax Act. For various reasons discussed further below, the company has not yet completed the accounting for the income tax effects of certain elements of the Tax Act. If the company is able to make reasonable estimates of the effects of elements for which the analysis is not yet complete, provisional adjustments were recorded. If the company is not able to make reasonable estimates of the impact of certain elements, no adjustments related to those elements were recorded and the company has continued accounting for them in accordance with ASC 740 on the basis of the tax laws in effect before the Tax Act

The company’s accounting for the following elements of the Tax Act is incomplete. However, the company was able to make reasonable estimates of certain effects and, therefore, recorded provisional adjustments as follows:

Reduction of US federal corporate tax rate: The Tax Act reduces the corporate tax rate to 21 percent effective January 1, 2018. Therefore, the company has made a reasonable estimate of the effects on existing deferred tax balances and recognized a provisional reduction of approximately $27.3 million in the company’s net deferred tax assets before consideration of the valuation allowance. The company recorded the adjustment during the fourth quarter of 2017; however, because of an offsetting change in our valuation allowance, there was no net impact to net income during 2017 as a result of this provision. While we were able to make a reasonable estimate of the impact of the reduction in corporate rate, it may be affected by other analyses related to the Tax Act, including, but not limited to, our calculation of the one-time transition tax.

One Time Transition Tax: The deemed repatriation transition tax is a tax on previously untaxed accumulated and current earnings and profits (E&P) of certain of our foreign subsidiaries. To determine the amount of the transition tax, we must determine, in addition to other factors, the amount of post-1986 E&P of the relevant subsidiaries. We were able to make a reasonable estimate of the one-time transition tax and recognized a provisional deemed dividend inclusion of $43.2 million in the US current taxable income calculation. This dividend reduced the company’s net operating loss generated in the current period by an equal and offsetting amount. As the company’s net operating losses generated in the current year were significantly larger in size than the deemed dividend, the impact was a reduction to the company’s net deferred tax assets which was completely offset with a change to the valuation allowance. Therefore, this provision did not have an impact on the company’s net income during 2017. The company is still analyzing certain aspects of the Tax Act and refining its calculations, including performing a detailed historical study on the E&P amounts used in calculating the impact of the one-time transition tax. The results of this study could potentially give rise to a new deemed dividend amount associated with the one-time transition tax which would also impact the Company’s net deferred tax asset balances and the related remeasurement of those balances. The company will complete this analysis within the measurement period in accordance with SAB 118.

The company continues to evaluate the impacts of the newly enacted global intangible low-taxed income (“GILTI”) provisions which subject the company’s foreign earnings to a minimum level of tax. Because of the complexities of the new legislation, the company has not elected an accounting policy for GILTI at this time. Recent FASB guidance indicates that accounting for GILTI either as part of deferred taxes or as a period cost are both acceptable methods. Once further information is gathered and interpretation and analysis of the tax legislation evolves, the company will make an appropriate accounting method election.

The base erosion anti-abuse tax (“BEAT”) provisions in the Tax Act eliminate the deduction of certain base-erosion payments made to related foreign corporations beginning in 2018, and impose a minimum tax if greater than regular tax. We are in the process of analyzing the impact of the BEAT provision but currently do not expect it will have a material impact on our provision for income tax.